Exhibit 4.1

(CALLWAVE, INC. LOGO)

COMMON SHARES	COMMON SHARES
CUSIP 13126N 10 1
See Reverse for Certain Definitions

CALLWAVE, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This Certifies that

is the record holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,

PAR VALUE $0.001 PER SHARE, OF

CALLWAVE, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

In Witness Whereof, the Corporation has caused this Certificate to be executed and attested to by the facsimile signatures of its duly authorized officers.

Dated:

/s/ DAVID S. TRANDAL	/s/ DAVID F. HOFSTATTER
SECRETARY	PRESIDENT

COUNTERSIGNED AND REGISTERED:

BY        MELLON INVESTOR SERVICES LLC

TRANSFER AGENT

AND REGISTRAR AUTHORIZED OFFICER

CALLWAVE, INC.

Upon request the Corporation will furnish any holder of shares of Common Stock of the Corporation, without charge, with a full statement of the powers, designations, preferences, and relative, participating, optional or other special rights of any class or series of capital stock of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common	UNIF GIFT MIN ACT	Custodian
TEN ENT — as tenants by the entireties	(Cust)	(Minor)
JT TEN — as joint tenants with right of survivorship and not as tenants in common	under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

For value received,                                          hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_________________________________

______________________________________________________________________________________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

______________________________________________________________________________________________________________________________

Shares of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated	X

X

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS NOTICE: WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE

GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS

AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH

MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE

MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.